May 9, 1997




Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D. C.  20549

Attention:  Filing Desk

RE:  Harbor Fund
     Supplement to Prospectus and Statement of Additional
Information
     File No. 33-5852 and File No. 811-4676

Gentlemen:

     Enclosed for filing on behalf of Harbor Fund (the "Trust") pursuant to the Securities Act of 1933, as amended and Rule 497(e) thereunder and the Investment Company Act of 1940, as amended, is one copy of the Supplement to the Prospectus and Statement of Additional Information, both dated March 1, 1997.

     If you have any questions or comments concerning the foregoing or the attached, please contact the undersigned at
(419) 247-5209 .

                                   Sincerely,


                                   Karen Brenner Wasil
                                   Regulatory and Legal
                                   Compliance Manager
kbw
Enclosure

cc:  Mr. Ronald C. Boller
     Ms. Constance L. Souders
     Elaine Hartnett, Esq.

                           HARBOR FUND

                       Harbor Growth Fund

    Supplement to the Prospectus and Statement of Additional
                           Information
                       dated March 1, 1997

Effective May 2, 1997, Harbor Fund's Board of Trustees on behalf of Harbor Growth Fund appointed Emerging Growth Advisors, Inc., a registered investment adviser ("Emerging Growth"), as the Fund's subadviser. Mr. Peter S. Welles, the President of Emerging Growth, will provide portfolio management services to the Fund. Since 1992, Mr. Welles has been providing investment advisory services to private accounts and pension accounts. Prior to 1996, Mr. Welles was a general partner of Emerging Growth Partners, L.P., an investment limited partnership. As of the close of business on May 1, 1997, no portfolio management services will be provided to the Fund by Nicholas-Applegate Capital Management.

The appointment of Emerging Growth as the Fund's subadviser will not result in any change to the advisory fee that the Fund pays to its adviser, Harbor Capital Advisors, Inc. ("Harbor Capital"). Harbor Capital pays the subadvisory fee to Emerging Growth from its own assets; the Fund has no obligation to pay the subadvisory fee. Harbor Capital pays a subadvisory fee to Emerging Growth as follows: 1.00% of the Fund's average net assets up to $5 million; 0.75% on the next $20 million of such assets; and 0.50% on such assets over $25 million.

The discussion in the Prospectus on page 11 under the caption
"Harbor Growth Fund" is deleted and the following is added:

Harbor Growth Fund seeks long-term growth of capital by investing primarily in common stocks, the earnings and security prices of which are expected to grow at a rate above that of the overall market. Under normal market conditions, the Fund intends to invest substantially all, but at least 65% of its total assets in a diversified portfolio of equity and equity-related securities of approximately 40 stocks of companies with market capitalization or estimated revenues of not more than $500 million at the time of initial investment. In selecting companies for the Fund, Emerging Growth examines the company's business characteristics looking for those companies with favorable prospective financial and long-term growth dynamics where management is committed to improving the company's earnings at an above average growth rate. The companies in which the Fund invests include those with new and innovative products or services.

The Fund's policy of investing in a small number of stocks exposes the Fund to the risk that a substantial decrease in the value of a stock may cause the net asset value of the Fund to fluctuate more than if the Fund were invested in a greater number of stocks. In exceptional market circumstances or to preserve the Fund's compliance with the Securities and Exchange Commission's policies on industry concentration and issuer diversification, the Fund may invest in more than 40 stocks.

For temporary defensive purposes as determined by the Subadviser, the Fund may invest all or a portion of its assets in cash or cash equivalents, such as obligations of banks commercial paper and short-term obligations. The Subadviser does intend to engage in short selling. The Fund may occasionally invest in foreign securities.

The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis and lend portfolio securities. For additional information about the securities in which the Fund invests and the management techniques the Subadviser employs to manage the Fund including short sales, see "Description of Securities and Investment Techniques" in the Prospectus.

Emerging Growth Advisors, Inc. is located at 401 E. Pratt Street, Suite 211 Baltimore, Maryland 21202. Emerging Growth Advisors, Inc. hereby replaces all references to Nicholas-Applegate Capital Management except for references to actual subadvisory fees paid to Nicholas-Applegate.

May 5, 1997